EXHIBIT 10.21.1

                                 AMENDMENT NO. 1
                                       TO
                        PCS CDMA PRODUCT SUPPLY CONTRACT
                                     BETWEEN
                                 MOTOROLA, INC.
                                       AND
                      HORIZON PERSONAL COMMUNICATIONS, INC.


This Amendment No 1 (this "Amendment") is to the PCS CDMA Product Supply Contract dated as of December 8, 1999, between Horizon Personal Communications, Inc. ("Purchaser"), and Motorola, Inc. ("Vendor"), Contract No. 11097-AA-001 (the "Supply Contract"). This Amendment is entered into by Purchaser and Vendor as of this 22nd day of September, 2000 ("Amendment Effective Date"). Capitalized terms not defined herein shall have the meanings assigned to them in the Supply Contract.


                                    RECITALS

Whereas, Purchaser has entered into a certain Sprint PCS management agreement among SprintCom, Inc., Wirelessco, L.P. and Sprint Spectrum L.P. in connection with the sixteen (16) Basic Trading Areas ("BTAs") or partial BTAs described in Exhibit A attached hereto, located in the State of Pennsylvania (and overlapping or adjacent areas in New York, New Jersey and Ohio) (the "Region"), and Purchaser plans to construct CDMA systems in the Region;

Whereas, Purchaser estimates that it will construct four hundred fifteen (415) cell sites and associated Centralized Base Site Controllers ("CBSCs") and associated MSC switching equipment in the Pennsylvania Markets (defined below) and has already given to Vendor purchase orders ("POs") for one hundred twenty four (124) SC4812ET base stations for the Region;

Whereas, Motorola Credit Corporation ("MCC") sent Purchaser a commitment letter dated July 27, 2000 (as subsequently amended or modified, the "Commitment Letter"), describing the terms and conditions of MCC's participation in a credit facility (the "Credit Facility") with, inter alia, First Union Securities, Inc. ("Agent");

Whereas, the execution of this Amendment is a condition precedent to MCC's participation in the Credit Facility; and

Whereas, the parties wish to amend the Supply Contract pursuant to the terms and conditions set forth below.

                                    AGREEMENT

NOW THEREFORE, in consideration of the promises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto agree as follows:

1. This Amendment pertains to cell sites located in the geographical area consisting of the State of Pennsylvania plus any portions of the Region that extend outside of the State of Pennsylvania ("Pennsylvania Markets").

Motorola/Horizon PC                                                     09-12-00
Amendment 1 to Contract 11097-AA-001                 MOTOROLA, INC., PROPRIETARY

2. Purchaser shall provide Vendor POs for the base stations and the first CBSC for the Pennsylvania Markets by September 20, 2000.

3. Purchaser shall replace non-Motorola base stations in the Pennsylvania Markets with Motorola base stations at the earliest commercially reasonable time consistent with maintaining service to Purchaser's customers. The replacement Motorola base stations shall be priced pursuant to Section 2.35 of Attachment I to the Supply Contract. Alternatively, if Purchaser chooses to re-sell the non-Motorola base stations itself, the replacement Motorola base stations shall be pursuant to regular Supply Contract pricing.

4. Purchaser agrees to purchase or procure from Vendor all base stations, CBSCs, and future MSC switches used in cell sites in the Pennsylvania Markets during the Term of the Supply Contract.

5. MCC's participation in the Credit Facility ("MCC's Participation") is contingent on and is part of the consideration for Purchaser's agreement that the financing to be provided under the Credit Facility would be used in part to support Vendor's sales to Purchaser as set forth above, and not to support in any way the sales of other manufacturers' base stations or CBSCs to Purchaser. MCC's Participation may be transferred or assigned, directly or indirectly, in whole or in part, to one or more transferees or assignees. Therefore, at any time when there is an outstanding balance owed under the Credit Facility to MCC or to any direct or indirect transferee or assignee of MCC's Participation, if either (i) Purchaser or Bright Personal Communications Services, LLC ("Bright PCS"), or Purchaser and Bright PCS in combination, shall replace ten percent (10%) or more of the total number of base stations sold by Vendor to Purchaser and/or Bright PCS with non-Vendor (i.e., non-Motorola) base stations; or (ii) Purchaser materially breaches the Supply Contract (as amended by this Amendment) and fails to cure such breach to Vendor's reasonable satisfaction within ten (10) days of Vendor's delivery of written notice of such breach, then Purchaser shall cause another entity acceptable to Agent to purchase in full MCC's Participation, and to execute any and all documentation in connection therewith, in form and substance reasonably satisfactory to MCC and Agent.

6. Nothing contained in this Amendment shall be construed, expressly or implicitly, as obligating Vendor, MCC, or any other affiliate of Vendor to provide financing for Purchaser. Any financing offered by Vendor, MCC, or any other affiliate of Vendor shall be evidenced by separate documentation. Notwithstanding the foregoing, Vendor agrees that Purchaser's agreements contained in this Amendment are conditioned upon MCC's participation in the Credit Facility.

7. Each party represents and warrants that (i) it has obtained all necessary approvals, consents and authorizations of third parties and governmental authorities to enter into this Amendment and to perform and carry out its obligations hereunder; (ii) the persons executing this Amendment on its behalf have express authority to do so, and, in so doing, to bind the party thereto; and (iii) this Amendment is a valid and binding obligation of such party, enforceable in accordance with its terms.

8. Except as specifically stated in this Amendment, the Supply Contract is in all other respects ratified, confirmed and continues in full force and effect.

                            [SIGNATURE PAGE FOLLOWS]

Motorola/Horizon PC                                                     09-12-00
Amendment 1 to Contract 11097-AA-001                 MOTOROLA, INC., PROPRIETARY

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized representative as of the Effective Date first written above.

MOTOROLA, INC.                              HORIZON PERSONAL
CELLULAR INFRASTRUCTURE GROUP               COMMUNICATIONS, INC.

/s/ Charles F. Wright                       /s/ Peter M. Holland
--------------------------------------      ------------------------------------
Signature                                   Signature

Charles F. Wright                           Peter M. Holland
--------------------------------------      ------------------------------------
Printed/Typed Name                          Printed/Typed Name

Senior Vice President and General
Manager, North America                      Chief Financial Officer
--------------------------------------      ------------------------------------
Title                                       Title

Motorola/Horizon PC                                                    09-12-00
Amendment 1 to Contract 11097-AA-001                 MOTOROLA, INC., PROPRIETARY

                                    EXHIBIT A
                                       TO
                                 AMENDMENT NO. 1
                                     TO THE
                        PCS CDMA PRODUCT SUPPLY CONTRACT
                                     BETWEEN
                                 MOTOROLA, INC.
                                       AND
                      HORIZON PERSONAL COMMUNICATIONS, INC.

Purchaser has entered into a management agreement with the FCC license holder for the following sixteen (16) Basic Trading Areas ("BTAs") or partial BTAs:



328      Oil City - Franklin PA                         429      State College PA
330      Olean NY - Bradford PA                         475      Williamsport PA
117      Dubois - Clearfield PA                         437      Sunbury - Shamokin PA
21       Ashtabula OH                                   360      Pottsville PA
131      Erie PA                                        412      Scranton - Wilkes Barre - Hazelton PA
287      Meadville PA                                   435      Stroudsburg PA
416      Sharon PA                                      312      New York NY (partial)
215      Jamestown NY - Warren PA - Dunkirk NY          10       Allentown - Bethlehem - Easton PA (partial)





Motorola/Horizon PC                                                    09-12-00
Amendment 1 to Contract 11097-AA-001                 MOTOROLA, INC., PROPRIETARY

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